Exhibit 99.1

Fulgent Genetics Reports Third Quarter Financial Results

•	Revenue grows 124% year-over-year to $227.9 million
•	Core Revenue grows 292% year-over-year to $40.1 million
•	Raises Full Year Revenue guidance to $930 million from $800 million, given recent strength in core and COVID-19 business

TEMPLE CITY, CA, November 9, 2021 —Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent Genetics” or the “company”), a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health, today announced financial results for its third quarter ended September 30, 2021.

Third Quarter 2021 Results:

•	Revenue of $227.9 million, growing 124% year-over-year
•	Billable tests delivered approximately 2.2 million, or more than twice the volume of third quarter of 2020
•	Gross Margin improved approximately 7 percentage points year-over-year
•	Core Revenue grew 292% year-over-year to $40.1 million
•	GAAP income of $122.5 million, or $3.93 per share
•	Non-GAAP income of $126.3 million, or $4.05 per share
•	Adjusted EBITDA of $167.3 million
•	Cash from operations of $152.2 million; Cash, cash equivalent, and investments in marketable securities of $877.3 million as of September 30, 2021

Non-GAAP income (loss) and adjusted EBITDA are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), in the accompanying tables.

Ming Hsieh, Chairman and Chief Executive Officer, said, “We demonstrated great execution across our business in the third quarter and significantly exceeded our guidance for both core and COVID-19 revenue. The investments we have made in CSI Laboratories, Helio Health and FF Gene Biotech are already contributing nicely to our growth, while our core next generation sequencing (“NGS”) business continues to do well. We see a meaningful runway ahead with a number of opportunities that have expanded our genomic test menu and commercial reach, and we have continued to build out our operational infrastructure and personnel to support our growth. We remain optimistic that our differentiated approach to the genomic testing market positions us well for continued momentum.”

Paul Kim, Chief Financial Officer, said, “We had a very strong third quarter, driven by outperformance across both our core NGS and RT-PCR COVID-19 testing businesses, which grew 292% and 105% year-over-year, respectively. Our core business has been seeing strong momentum with the addition of CSI and integration of FF Gene Biotech, and we are continuing to make investments to drive our post-COVID growth strategy. At the same time, the spread of the contagious Delta variant drove a meaningful increase in our RT-PCR COVID-19 testing in the quarter, while we also saw strong demand for our NGS based COVID-19 testing solutions. We are pleased to be raising our guidance for the year and will be providing a formal update during our investment community conference call to shortly follow the issuance of this press release.”

Outlook:

For the fourth quarter of 2021, Fulgent Genetics expects:

•	Total Revenue of approximately $189 million
•	Core Revenue of approximately $32 million, representing growth of 166% year-over-year

For the full year 2021, Fulgent Genetics expects:

•	Total Revenue of approximately $930 million versus previous guidance of $800 million
•	Core Revenue of approximately $115 million versus previous guidance of $110 million, representing growth of 215% year-over-year
•	GAAP income of approximately $15.50 per share
•	Non-GAAP income of approximately $16.00 per share

Conference Call Information

Fulgent Genetics will host a conference call for the investment community today at 4:30 PM ET (1:30 PM PT) to discuss its third quarter 2021 results. Press and industry analysts are invited to attend in listen-only mode.

The call can be accessed through a live audio webcast in the Investor Relations section of the company’s website, http://ir.fulgentgenetics.com, and through a live conference call by dialing (800) 367-2403 using the confirmation code 3277675. An audio replay will be available in the Investor Relations section of the company’s website.

Note Regarding Non-GAAP Financial Measures

Certain of the information set forth in this press release, including non-GAAP income (loss), non-GAAP income (loss) per share and adjusted EBITDA, are non-GAAP financial measures. Fulgent Genetics believes this information is useful to investors because it provides a basis for measuring the performance of the company’s business excluding certain income or expense items that management believes are not directly attributable to the company’s core operating results. Fulgent Genetics defines non-GAAP income (loss) as income (loss) calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”), plus amortization of acquisition-related intangible assets, plus equity-based compensation expenses, plus or minus the non-GAAP tax effect, plus or minus (loss) gain on equity-method investments, plus or minus equity (loss) earnings in investee, and plus or minus other charges or gains, as identified, that management believes are not representative of the company’s core operations. The non-GAAP tax effect is calculated by applying statutory corporate tax rate on amortization of acquisition-related intangible assets and equity-based compensation expenses. Fulgent Genetics defines adjusted EBITDA as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus depreciation and amortization, plus equity-based compensation expenses, plus or minus (loss) gain on equity-method investments, plus or minus equity (loss) earnings in investee, and plus or minus other charges or gains, as identified, that management believes are not representative of the company’s core operations.

Fulgent Genetics may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate non-GAAP income (loss) and adjusted EBITDA; accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of income (loss) in evaluating the company's operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent Genetics may not be comparable to similarly titled metrics reported by other companies.

About Fulgent Genetics

Fulgent Genetics is a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health. Fulgent Genetics’ proprietary technology platform has created a broad, flexible test menu and the ability to continually expand and improve its proprietary genetic reference library while maintaining accessible pricing, high accuracy, and competitive turnaround times. Combining NGS with its technology platform, the company performs full-gene sequencing with deletion/duplication analysis in an array of panels that can be tailored to meet specific customer needs. A cornerstone of the company’s business is its ability to provide expansive options and flexibility for all clients’ unique testing needs through a comprehensive technology offering including cloud computing, pipeline services, record management, web portal services, clinical workflow, sequencing as a service and automated laboratory services.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: guidance regarding expected fourth quarter and annual financial results, including revenues, core revenues, GAAP income and Non-GAAP income ; evaluations and judgments regarding market position, runway, momentum, acquisitions and acquired businesses (including CSI Laboratories and FF Gene Biotech), investments and partnerships (including Helio Health), relationships and the company’s testing services and technology; the timing, commercial success and impact on the company’s results of new product launches and other initiatives; the company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share or to expand its presence in certain markets; and the company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the company’s future performance, and they are based on management’s current assumptions, expectations and beliefs concerning future developments and their potential effect on the company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the ongoing impacts of the COVID-19 pandemic, including the preventive public health measures that may continue to impact demand for its tests and the pandemic’s effects on the global supply chain; the market potential for, and the rate and degree of market adoption of, the company’s tests, including its newly-developed tests for COVID-19 and genetic testing generally; the company’s ability to capture a sizable share of the developing market for genetic and COVID-19 testing and to compete successfully in these markets, including its ability to continue to develop new tests that are attractive to its various customer markets, its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the company’s ability to maintain the low internal costs of its business model, particularly as the company makes investments across its business; the company’s ability to maintain an acceptable margin on sales of its tests, particularly in light of increasing competitive pressures and other factors that may continue to reduce the company’s sale prices for and margins on its tests; risks related to volatility in the company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the company’s revenue; the company’s ability to grow and diversify its customer base and increase demand from existing and new customers; the company’s investments in its infrastructure, including its sales organization and operational capabilities, and the extent to which these investments impact the company’s business and performance and enable it to manage any growth it may experience in future periods; the company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests; the company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions or other relationships; the company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; risks associated with the company’s international operations; the company’s ability to protect its proprietary technology platform; and general industry, economic, political and market conditions. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 8, 2021 and the other reports it files from time to time, including subsequently filed quarterly and current reports, are made available on the company’s website upon their filing with the SEC. These reports contain more information about the company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Nicole Borsje, 415-217-2633, nicole@blueshirtgroup.com

FULGENT GENETICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET DATA
September 30, 2021 and December 31, 2020
(in thousands)

	September 30,	December 31,
ASSETS:	2021	2020
Cash and cash equivalents	$214,877	$87,426
Investments in marketable securities	662,386	344,443
Accounts receivable, net	120,822	183,857
Property, plant, and equipment, net	60,166	40,199
Other assets	146,417	44,536
Total assets	$1,204,668	$700,461

LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$160,215	$131,074
Total stockholders' equity	1,044,453	569,387
Total liabilities & equity	$1,204,668	$700,461

FULGENT GENETICS, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS DATA
Three and Nine Months Ended September 30, 2021 and 2020
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Revenue	$227,868	$101,716	$740,913	$126,734
Cost of revenue (1)	43,466	26,261	153,399	38,035
Gross profit	184,402	75,455	587,514	88,699

Operating expenses:
Research and development (1)	6,021	3,177	16,755	7,004
Selling and marketing (1)	6,012	5,014	16,239	9,871
General and administrative (1)	12,299	3,741	28,630	7,575
Amortization of acquisition-related intangible assets	797	—	797	—
Total operating expenses	25,129	11,932	62,421	24,450
Operating income	159,273	63,523	525,093	64,249
Interest and other income, net	496	421	1,382	937
Income before income taxes, gain (loss) on equity method investments and equity loss in investee	159,769	63,944	526,475	65,186
Provisions for income taxes	37,545	14,526	127,647	13,961
Income before gain (loss) on equity method investments and equity loss in investee	122,224	49,418	398,828	51,225
Gain (loss) on equity-method investments	—	(2,591)	3,734	(2,591)
Equity loss in investee	—	(189)	—	(631)
Net income from consolidated operations	122,224	46,638	402,562	48,003
Net loss attributable to noncontrolling interests	298	—	463	—
Net income attributable to Fulgent	$122,522	$46,638	$403,025	$48,003
Net income per common share attributable to Fulgent:
Basic	$4.13	$2.11	$13.79	$2.20
Diluted	$3.93	$1.98	$13.04	$2.07
Weighted average common shares:
Basic	29,673	22,062	29,221	21,793
Diluted	31,170	23,539	30,906	23,135

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$962	$428	$2,328	$929
Research and development	1,757	887	4,461	1,563
Selling and marketing	693	1,184	1,739	1,577
General and administrative	962	651	2,334	1,085
Total equity-based compensation expense	$4,374	$3,150	$10,862	$5,154

FULGENT GENETICS, INC.
Non-GAAP Income Reconciliation
Three and Nine Months Ended September 30, 2021 and 2020
(in thousands, except per share data)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Net income attributable to Fulgent	$122,522	$46,638	$403,025	$48,003
Amortization of acquisition-related intangible assets	797	—	797	—
Equity-based compensation expense	4,374	3,150	10,862	5,154
Non-GAAP tax effect (1)	(1,396)	(851)	(3,148)	(1,392)
Gain (loss) on equity-method investments	—	2,591	(3,734)	2,591
Equity loss in investee	—	189	—	631
Non-GAAP income attributable to Fulgent	$126,297	$51,717	$407,802	$54,987
Net income per common share attributable to Fulgent:
Basic	$4.13	$2.11	$13.79	$2.20
Diluted	$3.93	$1.98	$13.04	$2.07
Non-GAAP income per common share attributable to Fulgent:
Basic	$4.26	$2.34	$13.96	$2.52
Diluted	$4.05	$2.20	$13.19	$2.38

Weighted average common shares:
Basic	29,673	22,062	29,221	21,793
Diluted	31,170	23,539	30,906	23,135

(1) Tax rates as follows:
Corporate tax rate of 27% for the three and nine months ended September 30, 2021.
Corporate tax rate of 27% for the three and nine months ended September 30, 2020.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2021 and 2020
(in thousands)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Net income attributable to Fulgent	$122,522	$46,638	$403,025	$48,003
Interest income, net	(357)	(424)	(1,513)	(999)
Provisions for income taxes	37,545	14,526	127,647	13,961
Equity-based compensation expense	4,374	3,150	10,862	5,154
Depreciation and amortization	3,173	722	7,513	1,840
Gain (loss) on equity-method investments	—	2,591	(3,734)	2,591
Equity loss in investee	—	189	—	631
Adjusted EBITDA	$167,257	$67,392	$543,800	$71,181